UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2026

Commission File Number	1-15202

     W. R. BERKLEY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware			22-1867895
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)

475 Steamboat Road	Greenwich	Connecticut	06830
(Address of principal executive offices)			(Zip Code)

(203)	629-3000
(Registrant’s telephone number, including area code)

None
Former name, former address and former fiscal year, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.20 per share	WRB	New York Stock Exchange
5.700% Subordinated Debentures due 2058	WRB-PE	New York Stock Exchange
5.100% Subordinated Debentures due 2059	WRB-PF	New York Stock Exchange
4.250% Subordinated Debentures due 2060	WRB-PG	New York Stock Exchange
4.125% Subordinated Debentures due 2061	WRB-PH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
W. R. Berkley Corporation (the “Company”) held its Annual Meeting of Stockholders on June 3, 2026. The meeting involved: (i) the election of five directors for terms to expire (a) in the case of nominees María Luisa Ferré, Daniel L. Mosley and Robert A. Rusbuldt, at the Company’s Annual Meeting of Stockholders to be held in 2029, (b) in the case of nominee W. Robert Berkley, Jr., at the Company’s Annual Meeting of Stockholders to be held in 2028, and (c) in the case of nominee Andrew J. Carrier, at the Annual Meeting of Stockholders to be held in 2027, and in each case until their respective successors are duly elected and qualified, unless sooner displaced; (ii) a resolution approving, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the 2026 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, or the “say-on-pay” vote; and (iii) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.
The directors elected and the final voting results are as follows:
(i)    Election of Directors:

Nominee	For	Against	Abstain	Broker Non Votes
W. Robert Berkley, Jr.	344,315,966	3,079,856	87,942	21,517,695
Andrew J. Carrier	343,501,667	3,777,847	204,250	21,517,695
María Luisa Ferré	327,089,743	20,132,498	261,523	21,517,695
Daniel L. Mosley	339,778,102	7,332,001	373,661	21,517,695
Robert A. Rusbuldt	340,428,581	6,380,145	675,038	21,517,695
(ii)    Non-Binding Advisory Vote on the Compensation of the Company’s Named Executive Officers (“Say-on-Pay” Vote):

For	Against	Abstain	Broker Non Votes
339,651,297	5,149,752	2,682,715	21,517,695
(iii)    Ratification of the Appointment of KPMG LLP:

For	Against	Abstain
355,949,139	12,941,192	111,128

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
W. R. BERKLEY CORPORATION

By:	/s/ Richard M. Baio
	Name:	Richard M. Baio
	Title:	Executive Vice President-
Chief Financial Officer

Date: June 5, 2026